Leases	12 Months Ended
May 31, 2018
Leases [Abstract]
Leases

NOTE M — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2018:

May 31,
(In thousands)
2019	$57,246
2020	38,902
2021	28,053
2022	18,835
2023	15,036
Thereafter	52,471
Total Minimum Lease Commitments	$210,543

Total rental expense for all operating leases amounted to $64.3 million, $61.3 million and $57.5 million for the fiscal years ended May 31, 2018, 2017 and 2016, respectively.